SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                  July 30, 1998 (July 23, 1998)



                 NORFOLK SOUTHERN RAILWAY COMPANY
      (Exact name of Registrant as specified in its charter)





                            1-743; 1-3744;
      Virginia             1-4793; 1-546-2       53-6002016
(State of Incorporation) (Commission File No.)  (IRS Employer
                                              Identification No.)


                     Three Commercial Place
                  Norfolk, Virginia  23510-2191
            (Address of principal executive offices)



                         (757) 629-2680
                (Registrant's telephone number)



                           No Change
(Former name or former address, if changed since last report)

Item 5.  Other Events.

     On July 23, 1998, the Surface Transportation Board (STB) issued its written decision, generally described in the attached press release issued by the STB, approving the joint application of Registrant's parent, Norfolk Southern Corporation (NSC), and CSX Corporation to control Conrail Inc. The full text of the decision is available from the STB at its office located at 1725 K Street, NW, Washington, DC 20423 and may be downloaded from its Website at "http//:www.stb.dot.gov/."

     The related order provides that the decision is to be effective thirty (30) days from July 23 -- August 22, 1998.

     Registrant and the rail subsidiary of CSX Corporation expect to begin operating, pursuant to operating agreements, leases and other instruments, the portions of the Conrail properties allocated to them under the STB decision, when -- among other things -- labor implementing agreements have been finalized and the parties determine that implementation can be accomplished safely and with minimum service disruptions.

Item 7(c).  Exhibits.

No. 99    Copy of the STB's press release issued on July 23,
1998, as downloaded by NSC.

                            Signatures

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NORFOLK SOUTHERN RAILWAY COMPANY
                                  (Registrant)

                            By: /s/ Dezora M. Martin
                                   (signature)
                                   Dezora M. Martin
                            Assistant Corporate Secretary

Date:  July 30, 1998

                          EXHIBIT INDEX


Exhibit
Number
System                   Description

  99                     Copy of the STB's press release
                         issued on July 23, 1998,
                         as downloaded by NSC.